Expected Tax Expense (Benefit) Based on U.S. Federal Statutory Rate (Detail 2) (USD $) In Thousands, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2013	Dec. 31, 2012
Federal
Current	$ 0
Deferred	2,513
State
Current	0
Deferred	366
Change in Valuation Allowance	(2,879)
Income Tax Provision (Benefit)	$ 0	$ 1,012	$ (4,519)